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Investor Presentation

Septembr 2010

          This presentation contains forward-looking statements within the meaning of the "safe harbor"
provisions of the Private Securities Litigation Reform Act of 1995, as amended, based on current expectations, estimates, and projections about the Company’s operations, industry, financial condition, performance, and results of operations. Statements containing words such as “guidance,”
“may,” “believe,” “anticipate,” “expect,” “intend,” “plan,” "project," "projections," and “estimate,” or similar expressions constitute forward-looking statements. In addition, any statements that refer to expectations, projections, or other characterizations of future events or circumstances -- including any underlying assumptions -- are forward-looking statements. Statements regarding our current expectations about the Company’s future operations, financial conditions, performance, services, and the industry in which we operate are forward-looking statements that are subject to a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. More information about potential risk factors that could affect the
Company’s business and its financial results are included in our press releases and in the Company’s filings with the Securities and Exchange Commission. Projections are provided by management in this presentation and are based on information available to us at this time and management expects that internal projections and expectations may change over time.

Proven Performance: strong team with a successful track record in developing cemeteries and generating profits

Strong Demand: Insatiable market demand outstrips supply

Long-term Growth Plan: 80% of total cemetery acreage available for future development which provides over 200,000 plot capacity.

Cost Advantage: low-cost, strategic locations outside Chongqing

Captive Customer Base: families often return to the same cemetery

Location Advantage: Redstone’s land resource is rich, geomantic, and highly sought after  with ample “feng shui” . Convenient drive from city.

High Barriers to Entry: difficult for new firms to acquire approval for new cemeteries

Favorable Business Mix: higher percentage of revenues from cemetery operations which optimizes profit margins and cash flow

Desirable Facilities: operating “premier” facilities which command higher price points

Only China based US publicly listed company in the Industry

OTCQB Symbol

CGPI

Fiscal Year

March 31

Last-Traded Price (9/01/10)

$3.40

Shares Outstanding*

12.6M*

Market Capitalization

$43M

Management Ownership

73%

FY 2010 Revenue

$36.5M   99.5%

Adjusted FY 2010 Net Income**

$14.2M   159.1%

Revenue  Guidance FY 2011

$40.0M   9.6%

Net Income Guidance FY2011

$19.5M  37.3%

FY 2011 EPS based on 13.4M shares

$1.45

*A $4.6M raise was completed Feb. 2010. There are approximately 2M shares in the float. This does not include approximately 771,,239 warrants to purchase common stock at $4.10 per share.

** Excludes a one-time expense of $1.0 million related to inventory impairment and a $0.57 million non-cash charge related to changes in fair market value of warrants

Family burial is taken very seriously in the Chinese culture

Deceased is believed to have an influence on the living

Improper burials can lead to misfortune and disaster for the family of the deceased

Proper burial is extremely important and the after-life practice is a long and complex process, which includes:

Funerals and burials

Careful observation of mourning rites for ancestors

Ongoing offerings of food and gifts

Statuary public holiday, Qingming Festival (Tomb Sweeping Day)

Dedicated opportunity to provide care and upkeep to the graves belonging to one‘s family

Pre-need grave purchase is a common practice

Symbolizes hope for a longer life

Not unusual for a graveyard plot to be more expensive than a home

Families customarily bury their dead in the same family plot

Inter-generational use of one family plot

Means to preserve family heritage

The mortality rate is 0.65% on average;
poised to increase to around 0.7%
within three years.

Municipality of Chongqing has a
population of 31.4 million people (2006).

Approximately 200,000 die annually in
Chongqing.

Approximately 20,000 to 30,000 graves
are sold annually on a pre-need basis.

A total of 50,000 to 70,000 graves
needed to meet the demand in this city.

Redstone has 10% of the cemetery
market and plans to sell at least 5,000-
7,000 graves annually.

300 million Chinese currently living in
rural areas are expected to move into
urban cities over the next 15-20 years.

Urbanization rate increased from 17%  in
1979 to an estimated 45% at year-end
2009 (i.e., 45% of the approx. 1.3 billion
Chinese population currently live in
urban areas).

Urbanization rate expected to continue
to climb at a rate of 1% annually in the
next 15-20 years.

Urbanization trend expected to create 1
trillion Yuan in annual public
infrastructure investment opportunities.

Driving Force II: Population

Sources: China Funeral Association; Company

The Chinese population is expected to
peak in the 2030s and 2040s and begin to
slowly drop.

Population growth is expected to slow to
near zero over the next 40 Years.

The death rate is expected to increase
in the near-term, both nationally and in
the Chongqing region.

Aging population expansion as a result
of lower growth will likely result in
increasing mortality.

Chinese death care sector is a highly
fragmented market

          Many Small privately-held enterprises

          State-owned enterprises

Industry consolidation is starting to occur

On Average, the Chinese conduct more
than 2.5x the amount of funerals and 3.5x
the amount of burials than their US
counterparts.

China Death Care Industry: Market Overview

Sources: China Funeral Association; Company  Figures in thousands

Cemetery Sector

Selling price per tomb generally a function of
supply & demand.

Demand is high in urban areas where arable
land is generally scarce.

Urban cemeteries can command upwards of
$10,000 per plot.

Suburban cemeteries have more arable land
and relatively similar demand.

Represent a closer and cost-effective
alternative to crowded urban cemeteries.

Suburban plots command average rates
between $4,000-$5,000.

Total market size is approximately $28 billion.

Funeral Home Sector

Services include family consultation, removal
and preparation of remains used of funeral
home facilities for visitation and worship as
well as transportation services, flowers, and
caskets.

Average funeral service costs $250-$300.

Approximately 8 million people die annually
in China; translates into $2.0-$2.5 billion
market.

The Death Care industry has consistently ranked among the top 10 most profitable industries in China.

In 2008, the Death Care industry was ranked #3 most profitable sector.*

*Xinhuanet News Domestic, Xinhua News Agency, 3/2009; The Global Time, China, issued No.2, Volume 1 April 21, 2009

China Death Care Industry: Market Segments

Sources: China Funeral Association; Company

Established in 2002, Chongqing Foguang Tourism Development (Group) Co., Ltd.
(“China Redstone Group” or “Redstone”) is the largest death care provider in
Chongqing, the largest and most populated of China's four provincial level municipalities.

Redstone’s main services include:

Cemetery products and services

Funeral products and services

Revenues are derived primarily from at-need and

          pre-need sales of funeral and cemetery products.

Through the first 9 months of FY 2010, ending
Dec. 31st, Redstone realized revenue and net income
of 26.5MM and $10.0MM, respectively (unaudited).

Revenues are projected to increase from $18.3MM

          in FY2009 to $31.7MM in FY2010 and $36.9 MM in

          FY2011, a CAGR of 42%.

Net income is projected to increase from $5.5MM in FY2009 to $12.1MM in FY2010 and
$15.9MM in FY2011, representing a CAGR of 70.0%.

Raised $4.6MM in order to further develop new phases of cemetery plots for sale.  Cash business with no receivables optimizes working capital.

* Fiscal Year ends March 31st

The Redstone management team brings a wealth of industry and tourism experience and proven western expertise.

            Primary revenue drivers for cemetery operations are the sales of plots and lawn crypts

Average selling price per plot/tomb in FY 2010 is expected to be approximately $5,500.

Expect 20% CAGR for the next 3 years

Gross margins are approximately 50-60%

Primary COGS related to land preparation and construction costs ($700-$1,000 per tomb)

Cemetary

Acres

Status

Capacity

(tombs)

Utilization

Rate

AN/ASP

(per tomb)

Development

Dates

Cemetery #1

7.2

Sold Out

8,000

100%

$4,250

2002-2005

Cemetery #2

Phase 1

11.5

Developed

14,000

93%

$4,750

2002-Present

Cemetery #2

Phase 2

11.5

Under

Construction

14,000

3%

$5,500

Present

Cemetery #2

Phase 3

11.5

Future

development

TBD

0%

TBD

TBD

Tourist

Development

Site

13.3

Future

development

None

N/A

N/A

TBD

Blueprint of Cemetery Operations

Development & Growth Strategy

(In US Dollars
- millions)

FY2008A

FY2009A

FY2010A

FY2011

Company

Guidance

Revenue

$22.1

$18.3

$36.5

$40.0

COGS

12.7

9.9

17.6

Gross Profit

9.4

8.4

18.9

Operating
Expenses

1.5

1.5

1.8

Operating

Income

8.0

6.9

17.1

Pre-Tax
Income

8.1

7.2

17.0

Net Income

$5.7

$5.5

$12.3

$19.5

Note: Fiscal year ends in March; FY2011 Company Guidance is based entirely on management’s best estimate of financial performance given current contracts, current backlog of opportunities and conversations with new and existing customers about potential new products offerings.

Financial Performance – Income Statement and Balance Sheet

(In US Dollars - millions)

FY2010A

FY2009A

Assets

Cash and Cash Equivalents

$9.4

$1.4

Inventory

11.2

6.2

Total Assets

51.9

34.0

Liabilities

Short-term Notes payable

2.5

2.5

Current Liabilities

6.4

4.2

Stockholder Equity

$35.8

$19.8

Large Supply & Demand Gap

Secured Availability - over 200,000 plot capacity.

Cost Advantage - low-cost, strategic locations

Captive Customer Base

Convenient Location to Urban City

High Barriers to Entry

Favorable Business Mix

“Premier” Facilities - command higher ASPs

Close Government Ties - experienced management team with close government relationships

Company – Redstone Group

Michael Wang – Chief Financial Officer

201 S. Biscayne Blvd. 28th Floor

Miami, FL 33131
Tel: 888-600-7955

Email: mwang.gp@gmail.com

Website: www.chinaredstone.com

Investor Relations – HC
International

Mr. Ted Haberfield

417 4th Street

Encinitas, CA 92024 (San Diego)

Tel: (760) 755-2716

Email:
thaberfield@hcinternational.net

Website: www.hcinternational.net

Legal Counsel

Richardson Patel  - Suzanne Fu

10900 Wilshire Blvd. Suite 500

Los Angeles, CA 90024

Tel: 310-208-1182

Website: www.richardsonpatel.com

Auditor

PMB Helin Donovan – Lynn Nolan
101 W. Cataldo Ave. Suite 205

Spokane, WA 99201

Tel: 509-747-0436

Website: www.pmbhd.com